Exhibit 10.1

HRES1 Properties Trust

400 Centre Street

Newton, MA 02458

July 13, 2006

FS Patriot LLC

FS Commonwealth LLC

400 Centre Street

Newton, MA 02458

Master Lease Agreement

dated as of March 3, 2006

Ladies and Gentlemen:

Reference is made to the captioned agreement (as amended, the “Lease”). Capitalized terms used and not otherwise defined in this letter are used with the meanings ascribed to such terms in the Lease.

The purpose of this letter is to confirm our understanding and agreement that, notwithstanding anything to the contrary set forth in the Lease, including, but not limited to, Section 5.3, there can be neither a transfer of ownership nor a new license issued without the approval of the Department of Public Health of The Commonwealth of Massachusetts.

Please confirm your agreement with the foregoing by signing this letter below where indicated and returning a signed copy to me.

Very truly yours,

HRES1 PROPERTIES TRUST

By: /s/ David J. Hegarty

David J. Hegarty, President

ACKNOWLEDGED AND AGREED:

FS PATRIOT LLC

FS COMMONWEALTH LLC

By: /s/ Bruce J. Mackey, Jr.

Bruce J. Mackey, Jr., Treasurer